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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 5, 2005

CHINA GRANITE CORPORATION
(Exact name of Registrant as specified in charter)

FLORIDA	0-30516	88-0448920
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2642 Collins Avenue, Suite #305, Miami Beach, Florida		33140
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code:		(305) 534-1684

Not Applicable
(Former name or former address if changes since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This document includes "forward-looking" statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Other than statements of historical fact, all statements regarding industry prospects, the consummation of the transactions described in this document and the Company's expectations regarding the future performance of its businesses and its financial position are forward-looking statements. These forward-looking statements are subject to numerous risks and uncertainties.

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On October 5, 2005, we became obligated for repayment of $886,885 pursuant to a general security agreement and a series of secured promissory notes, dated October 5, 2005, in the principal amount of up to $886,885 entered into with five purchasers.

The material terms of the general security agreement and promissory notes are as follows:

  The interest rate is twelve percent (12%) per annum, unless we are in default of the note, in which event the interest rate is 16% per annum until the default is cured;
  Interest payments on the principal amount outstanding is to be paid quarterly (January 4, April 4, July 4 and October 4)
  All principal and unpaid interest is due on the earlier of (a) notice in writing from the holder to the company of default of the note, or (b) October 4, 2006; and
  The loan is secured by all of the assets of the company and is to rank senior in right of payment and priority to all existing and future obligations of the company except for two previously issued 8% convertible promissory notes with an aggregate principal amount of $400,000.

ITEM 2.03. CREATION OF A DIRECT FINANCIAL OBLIGATION

The disclosure contained in "Item 1.01 Entry into a Material Definitive Agreement" of this Current Report on Form 8-K is incorporated in this Item 2.03 by reference.

ITEM 8.01. OTHER EVENTS

On September 30, 2005, we filed a Form 8-K with the SEC disclosing an Item 2.04 event. We disclosed two of the three investors holding Senior Convertible Notes we issued in October of 2004, had sent us notice that they want to be paid back their principal, plus interest at 8% per annum and any unpaid liquidated damages by September 30, 2005. On October 5, 2005, we repaid $296,860.82 to one of the three investors holding Senior Convertible Notes.

We are currently trying to arrange the necessary financing to repay the two remaining Senior Convertible Note holders. We will attempt to raise this additional capital through the private placement of our securities. There is no guarantee, however, that we will be able to successfully raise the required funds for this purpose or that such funds will be available on terms satisfactory to us. Any inability to raise additional funds may seriously jeopardize our future operations.

ITEM 9.01. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c) Exhibits.

The following exhibits are furnished in accordance with Item 601 of Regulation S-B:
Exhibit No.	Item
10.1	12% Secured Note Purchase Agreement dated October 5, 2005
10.2	Form of 12% Senior Secured Note dated October 5, 2005
10.3	Form of General Security Agreement dated October 5, 2005
99.1	Press Release Dated October 19, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

 CHINA GRANITE CORPORATION

By:

/s/ Costas Takkas

_________________________________
Costas Takkas, CFO & Director

Dated: October 19, 2005